April 20, 2004

FOUNDERS DISCOVERY PORTFOLIO
(A SERIES OF DREYFUS INVESTMENT PORTFOLIOS)

Supplement to Statement of Additional Information
dated May 1, 2003

The following information supersedes and replaces any contrary information contained in the section of the Portfolio’s Statement of Additional Information
entitled “Portfolio Management”:

The primary portfolio managers of Founders Discovery Portfolio are Robert T.
Ammann, James Padgett and Brad Orr. Mr. Ammann has informed management that he intends to resign from Founders on or about May 14, 2004, at which time he will no longer serve as a portfolio manager of the Portfolio.

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